April 23, 2009 Welcome to the D&E Communications, Inc. Annual Shareholders’ Meeting Exhibit 99.1

Disclosure Regarding
Forward-Looking Statements
This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities
Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could” or
“anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. Forward-looking statements in this presentation may include, among others, statements concerning:
• projections of our future results of operations, cash flows or financial condition;
• our business strategy and our ability to capitalize on any of our competitive strengths; and
• the continued availability of capital resources.
The expectations reflected in these forward-looking statements are inherently subject to risks, uncertainties and assumptions about us and our subsidiaries and we cannot assure you that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from the forward-looking statements made herein are set forth in our filings with the Securities and Exchange Commission and include, without limitation, risks related to the following:
• increasing competition in the communications industry;
• a complex and uncertain regulatory environment including the potential impact of proposals to reference intercarrier compensation;
• the impact on our business of the global financial conditions;
• the impact on our business of our indebtedness and the covenants relating to this indebtedness; and
• the impact on our financial results of any future goodwill or intangible asset impairment charges.
All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this presentation. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

Regulation G Disclosure
In this presentation, we use the operating measure Adjusted EBITDA. Adjusted EBITDA is a non-
GAAP (generally accepted accounting principles) operating measure under Regulation G promulgated by the Securities and Exchange Commission. We compute Adjusted EBITDA by adding depreciation, amortization and goodwill and intangible asset impairments to operating income. Each of these GAAP financial measures are line items in our income statement and thus
Adjusted EBITDA can be reconciled to net income, the most comparable GAAP financial measure to Adjusted EBITDA. Net income is reconciled to Adjusted EBITDA for the periods for which Adjusted EBITDA is presented on the slides entitled "Reconciliation of Adjusted EBITDA
(a non-GAAP measure) to Net Income/(Loss)” and “Reconciliation of Adjusted EBITDA (a non-
GAAP measure) to Operating Income/(Loss).”
Presentation of Adjusted EBITDA is consistent with how we evaluate performance of our business units and Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, other companies in our industry may calculate Adjusted EBITDA differently than we do. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as a substitute for cash flow from operating activities as a measure of liquidity or a substitute for net income as an indicator of operating performance or any other measure of performance derived in accordance with GAAP.

Agenda
•
Fiscal Year 2008 Results
– James W. Morozzi, President and CEO
– Thomas E. Morell, Sr. VP, CFO, Treasurer and Secretary
•
2008 Annual Delivering Excellence Award Winners
•
Special Recognition
•
Questions

2008 Highlights
•
Adjusted EBITDA
(1)
of $64.4 M, increased $0.4 M over 2007
•
Adjusted EBITDA margin of 43.1%, increased 110 basis points
•
SI’s Adjusted EBITDA improved by $2.0 M
•
Cash and cash equivalents on balance sheet were
$18.3 M at year end
•
Reduced Long Term Debt by $7.8 M
•
Initiated Share Repurchase Program
(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and goodwill and intangible asset impairment. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

Net Debt Ratio
(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and goodwill and intangible asset impairment. See reconciliation of Adjusted EBITDA to net income/(loss) attached.
(2) Long Term Debt includes long term debt maturing within one year.
(3) Net Debt is long term debt plus preferred stock, less cash, cash equivalents, and short term investments.
($ in Millions)
Ratio
(1)
(2)
(3)
$177.6
$186.1
$207.0
$193.9
$169.3
$197.6
$64.0
$62.6
$64.4
2.63X
3.16X
2.78X
$0
$50
$100
$150
$200
$250
2006 2007 2008
2.4X
2.6X
2.8X
3.0X
3.2X
3.4X
3.6X
Long Term Debt
Net Debt
Adjusted EBITDA
Net Debt Ratio

2008 Accomplishments
•
Broadband Subscriber Growth of approximately 12.3%
– Network is 100% broadband capable
in RLEC territories
– 13.6% of existing customers
upgraded speed
•
On-Net CLEC lines now 36%
– Additionally, 59% on switch
•
Data Service demand continues
– Metro DIA, Metro TLS, IP VPN,
HSI (IAD, T1, FTTP)
– Revenue grew 79.6% over 2007

Total Connections – 2008
Note: Chart not to scale. Total connections includes all RLEC, CLEC, Dial-up, DSL, cable modems, web hosting, and video subscribers
1/1/08 12/31/08
221,184
220,248
DSL/
High-Speed
4,725
RLEC
(5,498)
Dial-up
(1,071)
Web
Hosting
(27)
CLEC
434
Video
501

Comparative Performance
Source: Public filings and Wall Street research.
(1)
Includes DSL, high speed Internet via fiber and satellite broadband.  For D&E, based on total DSL/HSI subscribers divided by a total of RLEC and CLEC access lines.
(2) Revenue and EBITDA includes small wireless reseller business.
(3) Includes CLEC business as detailed RLEC and CLEC segment data is not disclosed.
(4) Access lines and HSI metrics are pro forma for acquisitions: Fairpoint - Verizon, CenturyTel - Madison River, Frontier - Commonwealth, Windstream - CT, Consolidated - North Pittsburgh.
(5) Y-o-Y change in revenue and EBITDA not pro forma for acquisitions (includes partial year results post-closing).
(6) Access lines for RLEC only. Broadband for total company.
(7) Excludes Bishop Communications and Sherburne Tele Systems acquisitions.
(8) Fairpoint suspended dividend as of 3/4/09.
(9) EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization.  For D&E, based on Adjusted EBITDA, which is a non-GAAP measure defined as operating income/(loss) plus depreciation, amortization and goodwill and intangible asset impairment.  See reconciliation of Adjusted EBITDA to net income/(loss) attached.
Y-o-Y Access Line Growth Y-o-Y HSI Growth Q408 HSI 2008 snapshot (wireline only)
Company 4Q07 4Q08 4Q07 4Q08 % lines
Rev. Y-o-Y EBITDA Y-o-Y Margin
Conventional ILECs
CenturyTel
(4) (5)
(6.1%) (6.4%) 38.6% 15.5% 32.1% (0.3%) (2.6%) 48.4%
Embarq (8.6%) (9.8%) 25.6% 10.6% 24.8% (3.8%) 2.9% 43.0%
Cincinnati Bell
(3)
(7.7%) (8.2%) 11.7% 5.3% 32.9% (2.2%) (3.1%) 47.5%
D&E (4.0%) (4.4%) 20.1% 12.3% 26.0% (1.2%) (1.8%) 45.1%
Fairpoint
(4) (8) (8.1%) (11.7%) NA 1.6% 20.7% (9.1%) (9.0%) 43.8%
Hickory Tech
(3)
(4.7%) (8.9%) 10.8% 7.3% 31.7% (4.5%) (11.8%) 39.4%
High-Dividend ILECs
Alaska
(3)
(4.7%) (6.0%) 7.8% 0.3% 27.3% (0.9%) (7.3%) 28.1%
Consolidated
(4)
(3.6%) (7.6%) 11.5% 12.9% 34.7% (1.5%) 0.3% 41.1%
Frontier
(4) (5)
(5.8%) (7.2%) 30.7% 10.9% 25.7% (2.2%) 0.1% 54.3%
Iowa Telecom
(6) (7)
(6.1%) (7.6%) 25.6% 12.7% 31.3% (1.8%) (4.4%) 52.0%
Windstream
(4) (5) (4.6%) (5.2%) 32.8% 12.3% 32.2% (0.1%) (1.4%) 52.7%
RBOCs
AT&T (7.4%) (9.7%) 16.3% 6.5% 27.1% (2.4%) (6.0%) 34.8%
Qwest
(2)
(7.3%) (9.6%) 22.1% 9.0% 24.6% (2.2%) (1.3%) 33.7%
Verizon (8.3%) (9.3%) 18.9% 8.2% 24.0% (1.9%) (3.9%) 26.7%
(1)
(9)

Relative Stock Performance
Note: The comparison assumes $100 invested in each of the Nasdaq U.S. Index (Nasdaq US), the Nasdaq Telecommunications
Index (Nasdaq Telecom) and the Company’s Common Stock, on December 31, 2003 and that all dividends were reinvested.
$50.00
$75.00
$100.00
$125.00
$150.00
2003 2004 2005 2006 2007 2008
Nasdaq US Nasdaq Telecom D&E

Telecom Sector Performance
Relative Stock Price Performance
Source: FactSet.
Note: Conventional RLEC index includes CenturyTel, Cincinnati Bell, Embarq, Fairpoint and Hickory Tech.
RBOC index includes AT&T, Qwest and Verizon.
High Dividend RLEC index includes Alaska Communications, Consolidated, Frontier, Iowa Telecom and Windstream.
Daily performance from 4/23/2008 to 4/20/2009.  Excludes dividend reinvestment
S&P 500: (39.7%)
Conventional
RLECs: (22.3%)
DECC: (31.6%)
High Dividend
RLECs: (30.4%)
RBOCs: (28.2%)
4/23/08 5/23/08 6/27/08 7/30/08 9/1/08 10/3/08 11/6/08 12/9/08 1/9/09 2/13/09 3/18/09 4/20/09
40
50
60
70
80
90
100
110
120
D&E Communications Inc. RBOCs High Dividend RLECs Conventional RLECs S&P 500

Recent Corporate Actions
•
Implemented Cost Control Measures
– Hard freeze pension plan – 12/31/09
– Eliminated 2009 wage increase for exempt employees
– Offered one-time payment opportunity for retirement eligible non-union employees
– Reduced company vehicle fleet
•
Prudently Managing Cash
– Continue to pay down debt
– Reduced capital spending plan to $22.5 M in 2008;
project $18 M spending plan in 2009
– Conservatively investing cash

Corporate Focus
•
Grow IP Data Services Revenue
– IP Infrastructure
– Enhanced Data offerings: MPLS, IP VPN
– Wireless Metro-Ethernet
•
Continue growth in CLEC Revenue
– Further penetrate markets
– Build value into offerings
•
Continued Improvement in
Systems Integration
– Leverage technical skills to implement
new products
– Provide network support, assessment
and design services
•
Integrate Haywire Service
– Improve performance
– Continue to align technology with customers’ needs

Products & Services Strategy
•
Customers seek broad integrated solutions
•
Product strategy is to deliver solutions that are complementary with each other
– IP Data services, Systems Integration & Colocation
– DSL, Haywire computer & Wireless LAN Support
•
IP Data Services provide the foundation for multiple products and services
– Transport
– Remote and multi-location customers
– Hosted Applications

Thomas E. Morell Chief Financial Officer Fiscal Year 2008 Financial Report

D&E Communications
Delivering Excellence

($ in millions)

$200
$150
$100
$50
$0
-$50
162.1
62.6
22.5
6.7
152.6
64.0
24.6
10.6
149.5
64.4
(10.9)
(11.0)
2006
2007
2008
Revenue
Adjusted EBITDA (1)
Operating Income/(Loss)
Net Income/(Loss)

Historical Financial Summary
Consolidated Revenue, Adjusted EBITDA, Operating Income/(Loss) and Net Income /(Loss)
(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and goodwill and intangible asset impairments. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

Historical Financial Summary
Wireline Segment
Revenue, Adjusted EBITDA and Operating Income/(Loss)
(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and goodwill and intangible asset impairments. See reconciliation of Adjusted EBITDA to net income/(loss) attached.
(2) Does not adjust for inter-company transactions
(2)
($ in millions)
2006 2007 2008
143.9
145.7
153.9
66.0
66.1
64.9
(9.4)
32.9
29.2
-$50
$0
$50
$100
$150
$200
Revenue
Adjusted EBITDA
Operating Income/(Loss)
(1)

D&E Communications
Delivering Excellence

($ in millions)
$10
$5
$0
-$5
-$10
6.6
(3.7)
(6.3)
5.4
(2.0)
(7.4)
3.8
0.0
(0.1)
2006
2007
2008
Revenue
Adjusted EBITDA (1)
Operating Income/(Loss) (2)

Historical Financial Summary
Systems Integration Segment
Revenue, Adjusted EBITDA and Operating Income/(Loss)
(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and goodwill and intangible asset impairments. See reconciliation of Adjusted EBITDA to net income/(loss) attached.
(2) Does not adjust for inter-company transactions

Historical Financial Summary
Capital Expenditures
($ in millions)
15.2%
19.0%
29.8%
36.0%
% of Total
$24.2
$3.7
$4.6
$7.2
$8.7
2007
15.1% $3.4 22.7% $6.0
Information
Technology
13.3% $3.0 6.4% $1.7 Other
31.1%
39.8%
% of Total
$26.4
$8.2
$10.5
2006 2008 Category
$22.5 Totals
30.2% $6.8 Outside Plant
41.4% $9.3 Network
% of Total

Selected Uses of Cash
(1) Capital expenditures, net of proceeds from sales of property, plant and equipment
(2) Payments on long term debt and revolving lines of credit, net of proceeds from long term financing
($ in millions)
(1)
(2)
24.2
11.3
6.8
6.9
0.8
21.7
23.9
11.7
15.5
15.2
10.1
7.8
13.1
8.0
9.4
6.9
$0
$5
$10
$15
$20
$25
$30
2006 2007 2008
CAPEX
Interest
Debt Payment
Income Taxes
Dividends
Stock Repurchase

Year Ended December 31,		
	2006	2007	2008
Wireline Adjusted EBITDA	$ 66,015	$ 66,079	$ 64,863
Systems Integration Adjusted EBITDA	(3,651)	(1,955)	31
Corp, Other & Elim Adjusted EBITDA	281	(119)	(503)
D&E Communications Adjusted EBITDA	62,645	64,005	64,391
Depreciation & amortization	(38,241)	(34,208)	(29,442)
Goodwill and intangible asset impairments	(1,892)	(5,158)	(45,800)
Equity in net losses of affiliates	(180)	(3)	0
Interest expense	(15,274)	(14,928)	(12,312)
Loss on early extinguishment of debt	(1,103)	0	0
Gain on investments	1,035	0	0
Other income/(expense), net	4,790	8,245	2,944
Income (taxes) benefit	(3,465)	(7,249)	9,330
Dividend on utility preferred stock	(65)	(65)	(65)
Loss from operations of Voice Systems business net of income tax benefits of ($253)	(488)	0	0
Loss on sale of Voice Systems business, net of income tax of $164	(1,020)	0	0
Net income/(loss)	$ 6,742	$ 10,639	$ (10,954)

21 Reconciliation of Adjusted EBITDA (a non-GAAP measure) to Net Income/(Loss) ($ in Thousands)

D&E Communications
Delivering Excellence

	Year Ended December 31, 2008			
	Wireline	Systems Integration	Corporate & Other	Consolidated
Adjusted EBITDA	$ 64,863	$ 31	$ (503)	$ 64,391
Depreciation & amortization	(28,483)	(155)	(804)	(29,442)
Intangible asset impairments	(45,800)	0	0	(45,800)
Operating income/(loss)	$ (9,420)	$ (124)	$ (1,307)	$ (10,851)

	Year Ended December 31, 2007			
	Wireline	Systems Integration	Corporate & Other	Consolidated
Adjusted EBITDA	$ 66,079	$ (1,955)	$ (119)	$ 64,005
Depreciation & amortization	(33,206)	(272)	(730)	(34,208)
Goodwill impairment	0	(5,158)	0	(5,158)
Operating income/(loss)	$ 32,873	$ (7,385)	$ (849)	$ 24,639

	Year Ended December 31, 2006			
	Wireline	Systems Integration	Corporate & Other	Consolidated
Adjusted EBITDA	$ 66,015	$ (3,651)	$ 281	$ 62,645
Depreciation & amortization	(36,772)	(714)	(755)	(38,241)
Intangible asset impairment	0	(1,892)	0	(1,892)
Operating income/(loss)	$ 29,243	$ (6,257)	$ (474)	$ 22,512

22 Reconciliation of Adjusted EBITDA (a non-GAAP measure) to Operating Income/(Loss) ($ in Thousands)

23 Summary • Strong Adjusted EBITDA • Generating Operating Cash Flow • Moderate Leverage • Prudent Cash Management • Proactive in a Competitive Market Place

2008 Delivering Excellence Annual Award Winners

William F. Brossman
Founder’s Award
This award recognizes the employee who best exemplifies
the qualities of vision, integrity, customer service, technology leadership, a team-oriented approach and high performance standards promoted by
D&E’s founder, William F. Brossman.

2008 William F. Brossman
Founder’s Award Winner
Mark Fetterolf
Manager, Customer Networking
“Mark is dedicated to his team
and his customers, and exhibits
the highest moral and ethical
behavior in representing
the company.”

Bertha B. Blair
Leadership Award
This award is given in recognition of the leadership qualities of collaboration, inventiveness, skill, vision and ethical behavior exhibited by D&E’s former chairman and president, Mrs. Blair.

2008 Bertha B. Blair
Leadership Award Winner
Robin Ulrich
Manager, Organizational Development
“Robin works hard to create
long-lasting relationships
with her employees and
customers that create
positive results.”

Anne B. Sweigart
Community Service Award
This award is earned by the employee who exhibits the spirit of community service for which Mrs. Sweigart, D&E’s former chairman, president and CEO, was known. The winner must show high standards of service to their community, support of awareness programs, and their ability to be a role model for corporate citizenship.

2008 Anne B. Sweigart
Community Service Award Winner
Betsy Wallace
Administrative Assistant 3
Customer Service
“As evident from all the
activities Betsy is involved
with, her commitment to the
community is exceptional.”

32 Questions